SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549



                               SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934

                            Filed by the Registrant  [ X ]
                  Filed by a Party other than the Registrant  [   ]

     Check the appropriate box:

     [   ] Preliminary Proxy Statement      [ X ] Definitive Proxy Statement
     [   ] Definitive Additional Materials  [   ] Soliciting Materials Pursuant
     [   ] Confidential, for use of the           to Section 240.14a-11(c) or
           Commission Only (as                    Section 240.14a-12
           permitted by Rule
           14a-6(e)(2))


                             AMERICAN ECO CORPORATION
       -----------------------------------------------------------------------
                   (Name of Registrant as Specified in its Charter)

        ---------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [ X ]     No fee required.

     [   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
               and 0-11.
               1)   Title of each class of securities to which transaction
                    applies:
                            ----------------------------------------------

               2)   Aggregate number of securities to which transaction applies:

                    ------------------------------------------------------

               3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which the filing fee is calculated and state how it was determined):

                    ------------------------------------------------------

               4)   Proposed maximum aggregate value of transaction:

                    ------------------------------------------------------

               5)   Total fee paid:

     [   ]     Fee paid previously with preliminary materials.

     [   ]     Check box if any part of the fee is offset as provided by
               Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:
                                      -----------------------------------------

          2)   Form, Schedule or Registration Statement No:
                                                           --------------------

          3)   Filing Party:
                            ---------------------------------------------------

          4)   Date Filed:
                          -----------------------------------------------------

                               AMERICAN ECO CORPORATION
                 NOTICE OF ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

          NOTICE IS HEREBY GIVEN that the Annual and Special Meeting of Shareholders (the "Meeting") of American Eco Corporation (the "Corporation") will be held at The Sheraton Centre, 123 Queen Street West, Toronto, Ontario, M5H 3M9, on Thursday, May 28, 1998 at 4:00 in the afternoon (Toronto time), for the following purposes:

          (a) To receive and consider the annual report of management to the shareholders and the consolidated financial statements of the Corporation for the year ended November 30, 1997 and the report of the auditors thereon;

          (b)  To elect directors of the Corporation for the ensuing year;

          (c) To appoint Coopers & Lybrand, L.L.P., Certified Public Accountants, as auditors of the Corporation for the current year and to authorize the directors to fix their remuneration;

          (d) To consider and if deemed advisable, approve and confirm with or without variation, a resolution of the directors of the Corporation amending the Corporation's stock option plan;

          (e) To consider and if deemed advisable, approve and confirm with or without variation, a shareholder rights plan (the "Shareholder Rights Plan") adopted by the directors of the Corporation;

          (f) To consider and if deemed advisable, pass with or without variation, a resolution authorizing the Corporation to enter into private placement agreements with arm's length subscribers during the ensuing 12 month period; and

          (g) To transact such other business as may properly come before the Meeting or any adjournments thereof.

          This notice is accompanied by a form of proxy, a management information circular, the consolidated financial statements of the Corporation for the year ended November 30, 1997 and the Shareholder Rights Plan.

          Shareholders who are unable to attend the Meeting are requested to complete, date, sign and return the enclosed form of proxy so that as large a representation as possible may be had at the Meeting.

          The Board of Directors has fixed the close of business on April 20, 1998 as the record date for the determination of holders of common shares entitled to notice of the Meeting and any adjournments thereof.

          The Board of Directors has by resolution fixed the close of business on the second business day preceding the day of the Meeting (excluding Saturdays, Sundays and holidays) and any adjournments thereof as the time before which proxies to be used or acted upon at the Meeting or any adjournments thereof shall be deposited with the Corporation or its transfer agent.


          DATED at Houston, Texas this 20th day of April, 1998.


                                       By Order of the Board of Directors

                                       /s/ Michael E. McGinnis
                                       -----------------------------------
                                       MICHAEL E. MCGINNIS
                                       Chairman of the Board,
                                       President and Chief Executive Officer

                               AMERICAN ECO CORPORATION

                           MANAGEMENT INFORMATION CIRCULAR


          SOLICITATION OF PROXIES
          -----------------------

               THIS MANAGEMENT INFORMATION CIRCULAR (THE "CIRCULAR") IS FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF AMERICAN ECO CORPORATION (THE "CORPORATION") FOR USE AT THE ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS (THE "MEETING") OF THE CORPORATION TO BE HELD AT THE TIME AND PLACE AND FOR THE PURPOSES SET FORTH IN THE ACCOMPANYING NOTICE OF MEETING. References in this Circular to the Meeting include any adjournment or adjournments thereof. It is expected that the solicitation will be primarily by mail, but proxies may also be solicited personally by officers and regular employees of the Corporation.

          APPOINTMENT AND REVOCATION OF PROXIES
          -------------------------------------

               The persons named in the enclosed form of proxy are directors and/or officers of the Corporation. A shareholder desiring to appoint some other person, who need not be a shareholder, to represent him at the Meeting, may do so by inserting such person's name in the blank space provided in the enclosed form of proxy or by completing another proper form of proxy and, in either case, depositing the completed proxy at the registered office of the Corporation or the Corporation's transfer agent indicated on the enclosed envelope not later than 48 hours (exclusive of Saturdays, Sundays and holidays) before the time of the Meeting.

               The board of directors (the "Board") of the Corporation has fixed April 20, 1998 as the record date, being the date for the determination of the registered holders of securities entitled to receive notice of the Meeting and entitled to vote at the Meeting except that a transferee of common shares acquired after the record date shall be entitled to vote the transferred common shares at the Meeting, if he produces properly endorsed certificates for such common shares or otherwise establishes that he owns such common shares and demands by written request, delivered to the Corporation's transfer agent, CIBC Mellon Trust Company, no later than ten days before the Meeting, that his name be included in the list of shareholders entitled to vote at the Meeting.

               A shareholder forwarding the enclosed proxy may indicate the manner in which the appointee is to vote with respect to any specific item by checking the appropriate space. If the shareholder giving the proxy wishes to confer a discretionary authority with respect to any item of business then the space opposite the item is to be left blank. The shares represented by the proxy submitted by a shareholder will be voted in accordance with the directions, if any, given in the proxy.

               A proxy given pursuant to this solicitation may be revoked by instrument in writing, including another proxy bearing a later date, executed by the shareholder or by his attorney authorized in writing, and deposited either at the registered office of the Corporation or its transfer agent at any time up to and including the last business day preceding the date of the Meeting or with the Chairman of the Meeting on the day of the Meeting or in any other manner permitted by law.

          EXERCISE OF DISCRETION BY PROXIES
          ---------------------------------

               The persons named in the enclosed form of proxy will vote the shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them. IN THE ABSENCE OF SUCH DIRECTION, SUCH SHARES WILL BE VOTED IN FAVOR OF THE PASSING OF ALL THE RESOLUTIONS DESCRIBED BELOW. THE ENCLOSED FORM OF PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. At the time of printing this Circular, management knows of no such amendments, variations or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgment of the named proxies.

               The affirmative vote of a majority of the common shares represented in person or by proxy at the Meeting is required for the election of directors, the appointment of the auditors and the approval of the proposed resolutions.

          SECURITIES AND PRINCIPAL HOLDERS THEREOF
          ----------------------------------------

               As at April 20, 1998, 21,644,856 common shares of the Corporation were issued and outstanding. Each common share entitles the holder thereof to one vote on all matters to be acted upon at the Meeting.

               To the knowledge of the directors and officers of the Corporation, no person, firm or corporation beneficially owns, directly or indirectly, or exercises control or direction over voting securities of the Corporation carrying more than 5% of the voting rights attached to any class of voting securities of the Corporation. As at April 20, 1998, the directors beneficially owned an aggregate of 692,022 common shares, or approximately 3.1% of the outstanding shares.


          STATEMENT OF EXECUTIVE COMPENSATION
          -----------------------------------

               The following table presented in accordance with Ontario Regulation 638/93 made under the Securities Act, Ontario sets forth all annual and long term compensation for services in all capacities to the Corporation and its subsidiaries for the fiscal year ended November 30, 1997 to the extent required by the Regulation in respect of each of the individuals who were, at November 30, 1997, Executive Officers of the Corporation, as that term is defined therein (the "Named Executive Officers"). Disclosure of compensation is provided for comparative purposes notwithstanding that such disclosure is not required where such Named Executive Officer received salary and bonuses totalling less than CDN$100,000. Specific aspects of the compensation of the Named Executive Officers are dealt with in further detail in subsequent tables.

           =============================================================
                                               Annual Compensation
                                              --------------------
           -------------------------------------------------------------
                                         Salary    Bonus    Other Annual
           Name and Position    Year      (US$)    (US$)    Compensation
           -----------------    ----     -------   -----    ------------
           -------------------------------------------------------------
           Michael E.           1997    279,266(1)   0         10,885(2)
           McGinnis             1996    252,276(1)   0          6,439(2)
           Chairman of the      1995    102,201(1)   0          6,440(2)
           Board
           President and
           Chief Executive
           Officer
           --------------------------------------------------------------
           David L. Norris      1997    161,538(3)   0          4,900(2)
           Senior               1996          0      0                0
           Vice-President and
           Chief
           Administrative
           Officer
           -------------------------------------------------------------
           J. C. Pennie         1997          0      0        112,885(4)
           Vice-Chairman of     1996          0      0        109,140(4)
           the Board            1995          0      0        119,100(4)
           =============================================================


           =============================================================
                                      Long-Term     All Other
                                     Compensation  Compensation
                                     -----------   ------------
           -------------------------------------------------------------
                                     Securities
                                     Underlying
           Name and Position         Options (#)
           -----------------         -----------
           -------------------------------------------------------------
           Michael E. McGinnis        150,000           0
           Chairman of the Board       20,000           0
           President and Chief         50,000           0
           Executive Officer
           -------------------------------------------------------------
           David L. Norris             70,000           0
           Senior Vice-President       15,000           0
           and Chief Administrative
           Officer
           -------------------------------------------------------------
           J. C. Pennie               100,000           0
           Vice-Chairman of the             0           0
           Board                       50,000           0
           =============================================================

          (1) Includes US$1,600, US$1,138 and US$1,158 of deferred compensation contributed by the Corporation to Mr. McGinnis' 401(k) plan in fiscal 1997, 1996 and 1995 respectively.
          (2)  Represents automobile payments paid by the Corporation.
          (3) Mr. Norris became an employee of the Corporation in August 1996. From August 1996 to February 1997, Mr. Norris had been an executive officer of EIF Holdings, Inc. ("EIF"), a Hawaii corporation, and the Corporation reimbursed EIF for compensation amounts paid by EIF to Mr. Norris.
          (4) Represents fees paid to Windrush Corporation, 50% of which is owned by Mr. Pennie, for executive services and secretarial services for the Corporation's Toronto office.
          (5)  The Canada/US dollar exchange rate on November 30, 1997 was
               $1.42.


          LONG-TERM COMPENSATION PLANS
          ----------------------------


          OPTION GRANTS IN 1997
          ---------------------

               The following table provides details on stock options granted to the Named Executive Officers in the fiscal year ended November 30, 1997 under the terms of the Corporation's stock option plan.

          ==============================================================
                                               % of Total
                                                 Options
                                 Securities    Granted to
                                    Under     Employees in    Exercise
                                   Options      Financial       Price
           Name                  Granted (#)      Year         (CDN$)
           ----                  -----------  -------------  -----------
           -------------------------------------------------------------
           Michael E. McGinnis    150,000            15%            9.50
           -------------------------------------------------------------
           David L. Norris         70,000             7%           10.10
           -------------------------------------------------------------
           J. C. Pennie           100,000            10%            9.50
           =============================================================


           =====================================================
                               Market Value of
                                 Securities
                                 Underlying
                               Options on the
                                Date of Grant
           Name                    (CDN$)       Expiration Date
           ----                ---------------  ---------------
           ----------------------------------------------------
           Michael E.                     9.50     1/15/2002
           McGinnis
           ----------------------------------------------------
           David L. Norris               10.10      3/3/2002
           ----------------------------------------------------
           J. C. Pennie                   9.50     1/15/2002
           ====================================================


          OPTIONS EXERCISED AND AGGREGATE REMAINING
          -----------------------------------------

               The following table provides detailed information regarding options exercised by the Named Executive Officers during the fiscal year ended November 30, 1997. In addition, details on remaining options held are provided.


          =================================================================
                                                          Number of
                                                          Underlying
                                                          Securities
                                                          Underlying
                                                     Unexercised Options
                                                       at Fiscal Year-
                                                            End(#)
                                                     -------------------
           ----------------------------------------------------------------
                             Securities
                              Acquired
                                Upon        Value
                              Exercise    Realized       Exercisable/
           Name                 (#)         (US$)      Unexercisable
           ----               --------     ------      -------------
           ---------------------------------------------------------------
           Michael E.              0                  138,000/132,000
           McGinnis
           ---------------------------------------------------------------
           David L. Norris    10,000       37,900       14,000/71,000
           ---------------------------------------------------------------
           J. C. Pennie            0                    20,000/80,000
           ===============================================================


           =============================================
                               Value of Unexercised In-
                               the-Money Stock Options
                                  at Fiscal Year-End
                                      (CDN$)(1)
                               ------------------------
           --------------------------------------------
                                    Exercisable/
           Name                    Unexercisable
           ----                    -------------
           ---------------------------------------------
           Michael E.             $1,513,900/804,600
           McGinnis
           ---------------------------------------------
           David L. Norris            70,700/351,050
           ---------------------------------------------
           J. C. Pennie              113,000/452,000
           =============================================

          (1) Based on the closing price of the common shares on The Toronto Stock Exchange (the "TSE") on November 28, 1997 of CDN$15.15.

          OTHER COMPENSATION MATTERS
          --------------------------

               There were no long-term incentive awards made to Named Executive Officers of the Corporation during the fiscal year ended November 30, 1997.

               The Corporation has instituted for its US branch employees a 401(k) Plan that enables its employees to save for retirement with tax deferred contributions. The Plan may be summarized as follows:

               Employees become eligible to participate upon attaining age 21 and completing one year of service. Employees may elect to defer between 1% and 15% of their current compensation into the Plan, subject to an IRS limitation of a maximum of 15% of their annual compensation (up to the first $150,000 of annual compensation) or US$9,500, whichever is lower. The Corporation may make a contribution to the Plan, known as a 401(k) matching contribution, on behalf of those participants who have made salary deferral contributions. The Corporation's contribution, if any, will be an amount not to exceed 25% of the first 4% and if any matching 401(k) contributions remain, they will be allocated to each such participant in an amount not to exceed 25% of the next 4% of their compensation contributed as salary deferral contributions. The Corporation may make a profit sharing contribution to the Plan for all participants. The amount of these contributions, if any, will be determined by the Board. The employees' share of the Corporation's profit sharing contribution will be allocated to their accounts based on the ratio that their compensation bears to the total compensation of all participants eligible for a share of such contribution.

               During the fiscal year 1997, the Corporation's matching contribution under the 401(k) Plan for Mr. McGinnis was US$1,600.

          EMPLOYMENT CONTRACTS
          --------------------

               The Corporation and Michael E. McGinnis have entered into an employment agreement pursuant to which Mr. McGinnis receives an annual base salary of US$300,000, an automobile allowance of US$750 per month plus operating and maintenance expenses associated with such vehicle. Mr. McGinnis is entitled to participate in an annual bonus program determined by the level of basic earnings per share of the Corporation for each fiscal year of the term of the employment agreement. The agreement provides for up to five (5) years compensation if he is terminated without cause or upon his death or disability, subject to certain limitations. The employment agreement terminates on May 1, 2002. Mr. McGinnis waived his annual bonus for fiscal 1997.

               The Corporation and David L. Norris entered into an employment agreement effective May 1, 1997 pursuant to which Mr. Norris is paid an annual base salary of US$225,000, an automobile allowance of US$750 per month plus operating and maintenance expenses associated with such vehicle. Mr. Norris is entitled to participate in an annual bonus program determined by the level of basic earnings per share of the Corporation for each fiscal year of the term of the employment agreement. The agreement provides for up to three (3) years compensation if Mr. Norris is terminated by the Corporation without cause, subject to certain limitations. Mr. Norris' employment agreement with the Corporation terminates on May 1, 2000. Mr. Norris waived his annual bonus for fiscal 1997.

               Upon joining the Corporation, Bruce Tobecksen (Senior Vice-President and Chief Financial Officer of the Corporation, effective as of April 16, 1998) entered into an employment agreement with the Corporation effective January 1, 1998 pursuant to which Mr. Tobecksen is paid an annual base salary of US$250,000, an automobile allowance of US$750 per month plus operating and maintenance expenses associated with such vehicle. Mr. Tobecksen is entitled to participate in an annual bonus program determined by the level of basic earnings per share of the Corporation for each fiscal year of the term of the employment agreement. The agreement provides for up to three (3) years compensation if Mr. Tobecksen is terminated by the Corporation without cause, subject to certain limitations. Mr. Tobecksen's employment agreement with the Corporation terminates on January 1, 2001.

          COMPOSITION OF THE COMPENSATION COMMITTEE AND AUDIT COMMITTEE
          -------------------------------------------------------------

               Messrs. William A. Dimma, Donald R. Getty and Francis J. Sorg, Jr. comprised the Corporation's Compensation Committee during fiscal 1997. None of the members of the Compensation Committee performed similar functions with other public companies during fiscal 1997 other than Mr. Dimma who serves on the compensation committee of several other companies.

               Messrs. Barry Cracower, Pennie and Sorg comprised the Corporation's Audit Committee during 1997.

          REPORT ON EXECUTIVE COMPENSATION
          --------------------------------

               It is the responsibility of the Compensation Committee to determine the level of compensation in respect of the Corporation's senior executives with a view to providing such executives with a competitive compensation package having regard to performance. Performance is defined to include achievement of the Corporation's strategic objective of growth and the enhancement of shareholder value through increases in the stock price resulting from a stronger balance sheet and increased earnings.

               Compensation for executive officers is composed primarily of three components; namely, base salary, performance bonuses and the granting of stock options. Performance bonuses are considered from time to time having regard to the above referenced objectives.

               In establishing the levels of base salary, the award of stock options and performance bonuses, the Compensation Committee takes into consideration individual performance, responsibilities, length of service and levels of compensation provided by industry competitors.

               The Compensation Committee is also responsible for reviewing the Corporation's manpower and succession plans to ensure that adequate plans are in place.

          COMPENSATION OF DIRECTORS
          -------------------------

          A.   Standard Compensation Arrangements

               The directors of the Corporation who are not otherwise employees or consultants of the Corporation receive CDN$20,000 per year. The directors receive CDN$1,000 per meeting, and all reasonable expenses incurred by them in respect of their duties are reimbursed by the Corporation. In addition, the directors have been granted stock options under the Corporation's stock option plan.

          B.   Other Arrangements

               None of the directors of the Corporation receives compensation in his capacity as a director pursuant to any other arrangement or in lieu of any standard arrangement except through the granting of stock options. During fiscal 1997 the Board met in person or telephonically 11 times and each director attended at least 75% of the meetings. The Board also authorized corporate actions through written consent resolutions.

          INDEBTEDNESS OF DIRECTORS, EXECUTIVE OFFICERS AND SENIOR OFFICERS
          -----------------------------------------------------------------

               During fiscal 1997, the Corporation loaned US$84,100 to Michael E. McGinnis for the purpose of purchasing common shares of the Corporation in the open market. This loan increased his indebtedness to the Corporation to US$630,057. The loan matures on May 7, 1998, bears interest at the rate of 10.0% per annum and is collateralized by the purchased shares. The balance of the loan, including interest as of April 20, 1998 is US$655,268.

               In May 1997, the Corporation loaned US$305,000 at 8.5% interest per annum to David L. Norris for the purchase of a home in connection with his relocation to the Corporation's headquarters in Houston, Texas. The loan matures in May, 1998 and is unsecured. The balance of the loan, including interest, as of April 20, 1998 is US$308,238.

               In June, 1997, the Corporation loaned US$60,105 to John C. Pennie. The loan matures in June, 1998, bears interest at the rate of 9.5% per annum and is unsecured. The balance of the loan including interest, as of April 20, 1998 is US$62,078.

          TRANSACTIONS WITH MANAGEMENT OR AFFILIATES OF MANAGEMENT
          --------------------------------------------------------

               Pursuant to an agreement between the Corporation and Windrush Corporation ("Windrush") dated December 1, 1997, Windrush receives a fee of US$9,000 per month in consideration for executive services for administration, strategic and marketing planning provided to the Corporation plus fees which are negotiated on a project by project basis for other specific services rendered. The agreement expires on December 1, 2000. J.
          C. Pennie, the Vice-Chairman of the Board, owns 50% of Windrush.

               As of August 31, 1997, the Corporation sold Eco Environmental and Environmental Evolutions to Eurostar Interests Ltd. ("Eurostar") for an aggregate consideration of US$11,000,000 payable pursuant to a one-year promissory note. The interest in Eco Environmental and Environmental Evolutions is to be assigned to UKStar (Canada) Inc. ("UKStar") which in turn would transfer the interest to Unistar Corporation ("Unistar"), a Canadian company. Unistar posted a guaranty bond in the amount of US$3,000,000 payable to the Corporation on June 30, 1998 in the event the note is not paid. Windrush owns 6.6% of UKStar. Mr. Pennie, the Chairman and Chief Executive Officer of Unistar, owns 50% of Windrush.

               In February 1998, Unistar paid US$603,000 to the Corporation for reimbursement of monies advanced by the Corporation for the operating expenses of Eco Environmental and Environmental Evolutions from September 30, 1997 to November 30, 1997.

               In March 1997, the Corporation entered into a three year consulting agreement with Mark White, Chairman of the board of directors at such time. On May 7, 1997, a new slate of directors was elected by the shareholders of the Corporation and Mr. White's directorship terminated. The consideration for the three year consulting contract of US$500,000 was paid in full in fiscal 1997.

          ELECTION OF DIRECTORS [PROPOSAL 1]
          ---------------------

               Six directors will be elected at the Meeting. Each nominee currently serves as a member of the Board. Management does not contemplate that any of the nominees will be unable to serve as a director but if that should occur for any reason prior to the Meeting, it is intended that discretionary authority shall be exercised by the persons named in the enclosed form of proxy to vote the proxy for the election of any other person or persons in place of any nominee or nominees unable to serve. The term of office of each of the following proposed nominees will expire at the next meeting of shareholders of the Corporation when a successor is duly elected or appointed unless his office is earlier vacated in accordance with the Corporation's by-laws. The information as to the shares of each nominee beneficially owned, or over which control is exercised, has been furnished by the respective nominee.

               The following table sets forth certain information pertaining to the persons proposed to be nominated for election as directors.

          ===============================================================
                                               Position     Year First
                                Principal       with the      Became a
           Name                 Occupation     Corporation    Director
           ----                 ----------    ------------  -----------
           --------------------------------------------------------------
           Barry Cracower       President,       Director     1/92 to
                                Pharmx Rexall                 3/93 and
                                Drug Stores,                     1997
                                Ltd.
           --------------------------------------------------------------
           William A. Dimma     Chairman of the  Director        1997
                                Board, Swiss
                                Reinsurance
                                Company Canada
                                Ltd.
           --------------------------------------------------------------
           Hon. Donald R.       President,       Director        1997
           Getty(3)             Sunnybank
                                Investments Ltd.
           --------------------------------------------------------------
           Michael E. McGinnis  Chairman of the  Chairman of     1993
                                Board, President the Board,
                                and Chief        President
                                Executive        and Chief
                                Officer of the   Executive
                                Corporation      Officer
           --------------------------------------------------------------
           J. C. Pennie         President and    Vice-           1992
                                Chief Executive  Chairman of
                                Officer, Unistar the Board
                                Corporation
           --------------------------------------------------------------
           Francis J. Sorg,     Private Investor Director        1997
           Jr.
           ==============================================================


           ===========================================
                                 Number of Shares
                                Beneficially Owned,
                                    Directly or
                                Indirectly, or over
                                 which Control or
                                   Direction is
           Name                     Exercised*
           ----                ---------------------
           -----------------------------------------
           Barry Cracower            40,000(1)
           -----------------------------------------
           William A. Dimma          40,000(1)
           -----------------------------------------
           Hon. Donald R.            40,000(1)
           Getty(3)
           -----------------------------------------
           Michael E.               432,010(2)
           McGinnis
           -----------------------------------------
           J. C. Pennie              42,500(3)
           -----------------------------------------
           Francis J. Sorg,          97,512(4)
           Jr.
           =========================================

          *Unless otherwise indicated, all persons have sole voting and investment power over the common shares.
          (1) Represents common shares underlying presently exercisable stock options.
          (2)  Includes (i) 138,000 common shares underlying presently
               exercisable stock options and (ii) 81,750    shares owned by
               his wife, as to which shares he disclaims beneficial ownership.
          (3) Includes 40,000 common shares underlying presently exercisable stock options.
          (4) Includes 20,000 common shares underlying presently exercisable stock options.

               BARRY CRACOWER (age 60) has been a director of the Corporation since December 1996. Mr. Cracower has been the President of Pharmx Rexall Drug Stores Ltd., a drug store chain based in Concord, Ontario, since 1990. Prior to 1990, he held senior executive positions at several major Canadian corporations. Mr. Cracower served on the board of directors of the Corporation during its restructuring. He also is a director of Algonquin Mercantile Corporation, a Canadian company.

               WILLIAM A. DIMMA (age 70) has been a director of the Corporation since January 1997. Mr. Dimma has served as the Chairman of the Board of Canadian Business Media Ltd. since 1992. For more than five years through 1993, Mr. Dimma served as the Deputy Chairman and also as the President and Chief Executive Officer of Royal LePage Limited, a Canadian real estate company. In addition to the companies mentioned above, Mr. Dimma is a director of the Greater Toronto Airport Authority, Magellan Aerospace Corporation, IPL Energy Inc., a pipeline and gas distribution company, London Life Insurance Company, Sears Canada Inc., Trilon Financial Corporation, a financial services company, Silcorp Limited, an operator of convenience stores, Swiss Re Life and Health Canada Ltd., Camreal Corporation and the Monsanto Canada Innovation and Growth Council. Mr. Dimma also serves as Chairman of the Board of Swiss Reinsurance Company Canada Ltd., Home Capital Group and Royal LePage Commercial Advisory Board.

               HON. DONALD R. GETTY (age 64) has been a director of the Corporation since January 1997. Mr. Getty has been the President and Chief Executive Officer of Sunnybank Investments Ltd., an investment and consulting company located in Edmonton, Alberta, since December 1992. Mr. Getty has held elected and appointive offices in Canadian government, most recently as the Premier of the Province of Alberta from 1985 to 1992 and as the Minister of Energy and Natural Resources for the government of Alberta between 1971 and 1979. Mr. Getty currently serves as a director of Mera Petroleum, an oil and gas company, Cen Pro Technologies, an engineering company, Guyanor Resources, a mining company, Bow Valley Brewery Inc., a microbrewery, Nation Wide Resources Ltd., a producer of road building materials, Eclipse Investment Ltd., an investment holding company, and the Alberta Racing Corporation, a provincial government agency regulating horse racing, all located in Canada.

               MICHAEL E. MCGINNIS (age 48) has been the President and Chief Executive Officer of the Corporation since 1993, a director since 1994 and Chairman of the Board since May 1997. He was the President and Chief Executive Officer of Eco Environmental, Inc., a provider of environmental remediation services to industrial clients, when it was acquired by the Corporation in 1993. Prior to joining Eco Environmental, Inc. in 1992, Mr. McGinnis was employed with The Brand Companies, Inc., one of the largest asbestos abatement contractors in the United States. Mr. McGinnis joined The Brand Companies in 1965 and served in various operational and administrative capacities for over 27 years. Mr. McGinnis has been a director of EIF Holdings, Inc. ("EIF") since February 1996, having served as its Chairman of the Board from June 1996 to October 1997, and was President of EIF from March 1996 to August 1996. He has been a director of Dominion Bridge Corporation since February 1998.

               J. C. PENNIE (age 59) has been a director of the Corporation since February 1992 and the Vice-Chairman of the Board of Directors since October 1993. Mr. Pennie served as the Corporation's President and Chief Executive Officer in 1992 in order to execute the downsizing and reorganization of the Corporation. Prior to joining the Corporation, Mr. Pennie was a business consultant with over 25 years of experience in assisting turnaround and start-up companies. He is the Chairman and Chief Executive Officer of Unistar Corporation and a principal of Windrush Corporation, Canadian companies.

               FRANCIS J. SORG, JR. (age 76) has been a director of the Corporation since May 1997. For the past 27 years, he has served as Chairman of the Board of Separation and Recovery Systems, Inc. which the Corporation acquired in July 1996. He also served as Chairman of Thos de la Rue, Inc., the US subsidiary of De La Rue Ltd; Chairman of Newsrad, Inc.; Chairman of Wolfort Co.; Senior Vice President of Bowne & Co.; and a founder and President of North Shore University Hospital, Manhasset, New York.

          STATEMENT OF CORPORATE GOVERNANCE PRACTICE
          ------------------------------------------

               In accordance with the disclosure requirements of the TSE and using the corporate governance guidelines set out in Section 474 of the TSE Company Manual as a reference, the Board has adopted the following statement of corporate governance practices:

               The Board implicitly and explicitly acknowledges its responsibility for the stewardship of the Corporation:

          (i) The Board participates in strategic planning as the acceptor and/or adopter of the strategic plans proposed and developed by management. The strategic planning process has been the responsibility of management. The Board will undertake periodic reviews of the strategic planning process.

          (ii) The Board has considered and in its deliberations considers the principal risks of the Corporation's business and receives periodic reports from management of the Corporation's assessment and management of those risks.

          (iii) The Board has, from time to time, considered succession issues and takes responsibility for appointing and monitoring officers of the Corporation.

          (iv) The Board has discussed and considered how the Corporation communicates with its various shareholders and periodically reviews and approves the Corporation's communications with the public but has no formal communications policy.

          (v) The Board, directly and through its Audit Committee, assesses the integrity of the Corporation's internal control and management information systems.

               Given the extensive experience of senior management of the Corporation in the Corporation's principal business, it has not been necessary for the Board to encourage senior management to participate in appropriate professional and personal development activities, courses and programs. However, the Board does support management's commitment to the training and development of all permanent employees.

               The Board currently comprises six members of whom four are unrelated directors. The Board has considered the relationship of each current director. Two current directors, namely J. C. Pennie and Michael E. McGinnis, are related by virtue of their positions in the Corporation. Messrs. Cracower, Dimma, Sorg and Getty who are currently directors of the Corporation, are unrelated.

               The Board has not constituted a formal nominating committee to be responsible for proposing new nominees to the Board and for assessing directors on an ongoing basis. Nominations for the Board have been the result of recruitment efforts by several directors and have been discussed informally with several directors before being brought to the Board as a whole.

               The Corporation has combined the Corporate Governance Committee and the Audit Committee.
          The Corporate Governance Committee expressly assumes responsibility for developing the Corporation's approach to governance issues and is responsible for the responses to governance guidelines. The Corporation has not developed position descriptions for the Chairman of the Board and the Chief Executive Officer. Any responsibility which is not delegated to management or a Board committee remains with the Board.

               Board members who are not otherwise employees or consultants are presently compensated on the basis of CDN$20,000 per year, paid quarterly. Board members receive CDN $1,000 per meeting and all reasonable expenses incurred by them in respect of their duties are reimbursed by the Corporation. In addition, Board members have been granted stock options under the Corporation's stock option plan.

               The Board has functioned, and is of the view that it can continue to function, independently of management, as required. The Board has not appointed a chair of the Board who is an unrelated director. However, unrelated directors are free to add items to agendas or to request the calling of Board meetings where deemed necessary and all members of the Board are invited to raise issues not on the agenda at Board meetings.

               The Board has not met without management present. If the Board believed it was appropriate and meaningful it would formalize the process by which the Board would meet without management and for handling the Board's overall relationship with management.

               The Audit Committee is currently composed of three directors, all but Mr. Pennie are unrelated. The Compensation Committee is currently composed of three directors, all of whom are unrelated.

               The Audit Committee's mandate includes a review of the annual and quarterly financial statements, material investments and transactions that could materially affect the financial position of the Corporation. The Audit Committee establishes and monitors procedures to resolve conflicts of interest and reviews audit and financial matters. Through meetings with external auditors and senior management, the Audit Committee discusses, among other things, the effectiveness of internal control procedures established for the Corporation.

               The Board has not constituted a committee comprised exclusively of outside directors, a majority of whom are unrelated directors, to assess the effectiveness of the Board as a whole, the committees of the Board and the contribution of individual directors. This task has been assigned to the Audit Committee.

               The Corporation does not have a formal process of orientation and education for new members of the Board. This process is handled informally by members of the Board.

          PERFORMANCE GRAPH
          -----------------

               The performance graph compares the total cumulative shareholder return for $100 invested in common shares of the Corporation during the period from December 1, 1992 through November 30, 1997 with the cumulative total return of the Toronto Stock Exchange 300 Company Index and publicly traded companies which constitute the Engineering and Construction industry group on Standard & Poor's S&P 500 Index. The shareholder return shown below for the historical periods may not be indicative of future performance.


                            TOTAL SHAREHOLDER RETURNS


                      BASE                  YEARS ENDING
                      PERIOD
   COMPANY/INDEX      DEC 92   DEC 93   DEC 94   DEC 95   DEC 96   DEC 97
   -----------------------------------------------------------------------
   AMERICAN ECO
     CORP               100    167.48   102.48   142.48   275.00   432.48

   TOR STK EXC
     300 COMP           100    132.32   132.01   151.19   194.06   223.05

   ENGINEERING &
     CONSTRUCt-500      100    104.80   100.60   142.92   132.52   109.48

   MANUFACTURING
     (SPCIALZD)-500     100    112.85   120.18   167.96   186.96   229.48


          APPOINTMENT OF AUDITORS [PROPOSAL 2]
          -----------------------

               Unless such authority is withheld, the persons named in the accompanying proxy intend to vote for the appointment of Coopers & Lybrand, L.L.P., Certified Public Accountants, as auditors of the Corporation for the 1998 fiscal year and to authorize the directors to fix their remuneration. Coopers and Lybrand L.L.P. were first appointed the Corporation's auditors on May 7, 1997.
          A representative of Coopers & Lybrand L.L.P. is expected to be present at the Meeting, and he will have an opportunity to make a statement if he desires and will be available to respond to appropriate questions.

          AMENDMENT TO STOCK OPTION PLAN [PROPOSAL 3]
          ------------------------------

               The Corporation has a stock option plan for the grant of options to its directors, officers, employees and consultants for the purchase of the Corporation's common shares (the "Plan").
          The Plan as well as the rules of the TSE provide that any amendment to a stock option plan must be pre-cleared with the TSE and provide that if there is a proposal to increase the maximum number of shares issuable under the Plan, the same must be approved by a majority of the votes cast at a shareholders meeting.

               The Plan currently provides that 2,956,700 common shares are to be reserved for issuance pursuant to the exercise of options granted thereunder. As of March 17, 1998, an aggregate of 1,850,225 options to purchase common shares have been granted under the Plan. No options or other entitlements under the Plan have been granted subject to shareholder ratification. The proposed amendment will increase the number of common shares under the Plan by 547,669 common shares.

               As the Corporation currently has 21,644,856 issued and outstanding common shares and seeks to grant stock options from time to time as part of executives' and employees' compensation based on merit and to assist in the further growth of the Corporation, the Board is of the view that it is appropriate to authorize an amendment to the Plan to provide that the maximum number of common shares in the capital of the Corporation that may be reserved for issuance for all purposes thereunder shall be increased from 2,956,700 common shares to 3,504,369 common shares, subject to adjustment or increase of such number pursuant to the provisions of Article 8 of the Plan. Any common shares subject to a share option which for any reason is canceled or terminated without having been exercised shall again be available for grant under the amended Plan. Given that the Corporation has 21,644,856 issued and outstanding common shares, the rules of the TSE would allow the Plan to be amended to provide that the maximum number of common shares in the capital of the Corporation that may be reserved for issuance for all purposes thereunder be increased to 4,328,971 common shares. At this time, management of the Corporation has determined to increase the maximum number of common shares in the capital of the Corporation that may be reserved for issuance thereunder only to 3,504,369 common shares.

               The Plan, as amended, provides that the maximum number of common shares which may be reserved for issuance to any one insider pursuant to share options under the amended Plan or any other share compensation arrangement may not exceed 5% of the common shares outstanding at the time of grant (on a non-diluted basis). The maximum number of common shares that may be reserved for issuance to insiders of the Corporation in the aggregate under the amended Plan or any other share compensation arrangement is limited to 10% of the common shares outstanding at the time of the grant (on a non-diluted basis).

               The Corporation will not provide financial assistance to participants under the Plan to facilitate the purchase of common shares, except on an ad hoc basis, as and when determined appropriate by the Board.

               The Corporation has no other share compensation plans or share arrangements in place and none are currently contemplated.

               The resolution approving the amendment to the Plan requires confirmation by a majority of the votes cast thereon at the Meeting. Additionally, the amendment to the Plan is subject to the prior approval of the TSE.

               The text of the resolution to be submitted to Shareholders is set forth below.

          NOW THEREFORE BE IT RESOLVED THAT:

          1. Subject to receipt of requisite regulatory approval, including without limitation, the approval of The Toronto Stock Exchange, the Corporation's stock option plan for directors, officers, employees and consultants be and the same is hereby amended to delete Article 4 therefrom and substitute therefor the following:

               4.   Shares Subject to the Plan
                    --------------------------

               4.1 Options may be granted in respect of authorized and unissued Shares provided that, subject to increase by the Board, the receipt of the approval of the Exchange and the approval of shareholders of the Corporation, the maximum aggregate number of Shares reserved by the Corporation for issuance and which may be purchased upon the exercise of all Options shall not exceed 3,504,369 being the sum of: (i) 1,654,144 Shares granted under this Plan, subject to adjustment or increase of such number pursuant to the provisions of Article 8; plus (ii) such number of Shares as are subject to outstanding Options under Share

          Compensation Arrangements as of the date of adoption of this Plan (as amended) which are canceled or otherwise terminated without exercise provided such number of Shares shall not exceed 1,850,225 Shares. Shares in respect of which Options are not exercised shall be available for subsequent Options under the Plan. No fractional Shares may be purchased or issued under the Plan."

          2. Any one director or officer of the Corporation be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to this resolution.

          APPROVAL OF SHAREHOLDER RIGHTS PLAN [PROPOSAL 4]
          -----------------------------------

               On April 9, 1998, the Board adopted a shareholder rights plan (the "Rights Plan"). The Rights Plan is currently effective, but is subject to confirmation by the shareholders within six months of adoption pursuant to the TSE requirements. At the Meeting shareholders will be asked to consider and, if deemed advisable, to approve and confirm with or without variation the Rights Plan and all Rights issued pursuant to the Rights Plan. The Rights Plan has a term of ten years, subject to earlier termination if shareholders fail to reconfirm the Rights Plan at every third annual meeting following the 1998 Meeting. The Rights Plan is similar to plans adopted recently by several other Canadian companies and approved by their shareholders.

               A copy of the Shareholder Rights Plan Agreement (the "Rights Agreement"), which gives effect to the Rights Plan, is attached as Schedule "A" to this Circular. Capitalized terms used below in relation to the Rights Plan, that are not otherwise defined in this Circular, have the same meaning given to them in the Rights Agreement.

          Directors' Recommendation

               THE BOARD OF DIRECTORS HAS DETERMINED THAT THE RIGHTS PLAN IS IN THE BEST INTERESTS OF THE CORPORATION AND SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE IN FAVOR OF THE RIGHTS PLAN.

          Background and Purpose of the Rights Plan

               The Rights Plan is designed to encourage the fair treatment of shareholders in connection with any take-over bid for the Corporation. The Rights Plan will provide the Board and shareholders with more time to fully consider any unsolicited take-over bid for the Corporation without undue pressure, it will allow the Board to pursue, if appropriate, other alternatives to maximize shareholder value, and it will allow additional time for competing bids to emerge. Securities legislation in Canada requires a take-over bid to remain open for only 21 days. The Board does not believe that this period is sufficient to permit the Board to determine whether there may be alternatives available to maximize shareholder value or whether other bidders may be prepared to pay more for the Corporation's shares than the Offeror.

               Under the Rights Plan, a bidder making a Permitted Bid (as defined below) for the Common Shares may not take up any shares before the close of business on the 90th day after the date of the bid and, on such date, at least 50% of the Common Shares not Beneficially Owned by the person making the bid and certain related parties are deposited, in which case, a public announcement of that fact be made and the bid must be extended for 10 Business Days on the same terms. The Rights Plan will encourage an Offeror to proceed by way of a Permitted Bid, or to approach the Board with a view to negotiation by creating the potential for substantial dilution of the Offeror's position. The Permitted Bid provisions of the Rights Plan are designed to ensure that in any take-over bid, all shareholders are treated equally, receive the maximum available value for their investment and are given adequate time to properly assess the bid on a fully informed basis.

               It is management's understanding that in recent years, unsolicited bids were made for the shares of a number of Canadian companies. Most of these companies had a shareholder rights plan which was used by the target company's board of directors to gain time to seek alternatives to the bid to enhance shareholder value. In each case, a change of control ultimately occurred at a price in excess of the original bid price; accordingly, the existence of a shareholder rights plan should not prevent unsolicited take-over bids for the Common Shares.

               The Ontario Securities Commission has concluded in two recent decisions relating to shareholders rights plans that a target company's board will not be permitted to maintain a shareholder rights plan solely to prevent a successful bid, but may do so if the board is actively seeking alternatives to a take-over bid and if there is a real and substantial possibility that the board can increase shareholder choice and maximize shareholder value.

               THE RIGHTS PLAN IS NOT BEING PROPOSED IN RESPONSE TO, OR IN ANTICIPATION OF, ANY ACQUISITION OR TAKE-OVER OFFER AND IS NOT INTENDED TO PREVENT A TAKE-OVER OF THE CORPORATION, TO SECURE CONTINUANCE OF CURRENT MANAGEMENT OR THE DIRECTORS IN OFFICE OR TO DETER FAIR OFFERS FOR THE COMMON SHARES. THE RIGHTS PLAN DOES NOT PROHIBIT ANY SHAREHOLDER FROM USING THE PROXY MECHANISM SET OUT IN THE BUSINESS CORPORATIONS ACT, ONTARIO TO PROMOTE A CHANGE IN THE MANAGEMENT OR CONTROL OF THE CORPORATION. THE RIGHTS PLAN MAY, HOWEVER, INCREASE THE PRICE TO BE PAID BY A POTENTIAL OFFEROR TO OBTAIN CONTROL OF THE CORPORATION AND MAY DISCOURAGE CERTAIN TRANSACTIONS.

               The Rights Plan does not affect in any way the financial condition of the Corporation. The initial issuance of the Rights is not dilutive and will not affect reported earnings or cash flow per share until the Rights separate from the underlying Common Shares and become exercisable. The adoption of the Rights Plan will not lessen or affect the duty of the Board to act honestly and in good faith with a view to the best interests of the Corporation and its shareholders.

          Terms of the Rights Plan

               The following is a summary of the terms of the Rights Plan. This summary is qualified in its entirety by the Rights
          Agreement.

               To implement the Rights Plan, one Right has been issued by the Corporation pursuant to the Rights Agreement in respect of each Common Share outstanding at 5:00 p.m. (Toronto time) on April 20, 1998 (the "Record Time"). One Right also will be issued for each additional Common Share issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time. Each Right will entitle the holder to purchase from the Corporation one Common Share at a price equal to one-half of the market price for the Common Shares, subject to certain anti-dilution adjustments. The Rights, however, will not be exercisable until the Separation Time. Upon the occurrence of a Flip-in Event, each Right held by a non-Acquiring Person will become exercisable and may be traded separately from the Common Shares.

               The issuance of Rights will not change the manner in which shareholders currently trade their Common Shares. Shareholders do not have to return their certificates in order to receive the benefit of the Rights.

               Until the Separation Time, the Rights will trade together with the Common Shares, will be represented by the Common Share certificates and will not be exercisable. After the Separation Time, the Rights will become exercisable, will be evidenced by Rights Certificates, and will be transferable separately from the Common Shares.

               The Separation Time is defined in the Rights Agreement as the close of business on the eighth Trading Day (or such later day as may be determined by the Board) after the earlier of:

               (a) the Stock Acquisition Date, which is the date of the first public announcement that a Person has become an Acquiring Person (defined in the Rights Agreement as a person who has acquired, other than pursuant to an exemption available under the Rights Plan or pursuant to a Permitted Bid, Beneficial Ownership of 20% or more of the Voting Shares of the Corporation); and

               (b) the date of the commencement of, or first public announcement of an intention to commence, a Take-over Bid (other than a Permitted Bid or a Competing Permitted Bid) to acquire Beneficial Ownership of 20% or more of the Voting Shares of the Corporation.

               A Permitted Bid is defined in the Rights Agreement as a Take-over Bid made by take-over bid circular and which also complies with the following requirements:

               (a) the bid is made to all holders of Voting Shares as registered on the books of the Corporation; and

               (b) the Take-over Bid is open for at least 90 days and more than 50% of the Voting Shares (other than shares Beneficially Owned by the Offeror and certain related parties) are deposited under the bid and not withdrawn before any shares may be taken up and paid for and if 50% of the existing Common Shares are so deposited and not withdrawn, an announcement of such fact is made and the Bid remains open for a further 10 Business Days.

               If an Offeror successfully completes a Permitted Bid, the Rights Plan provides that the Board may redeem the Rights at CDN$0.0001 per Right.

               A Permitted Bid, even if not approved by the Board, may be taken directly to the shareholders of the Corporation. Shareholder approval will not be required for a Permitted Bid. Instead, shareholders will initially have at least 90 days to deposit their Common Shares. If more than 50% of the Voting Shares (other than shares Beneficially Owned by the Offeror) have been deposited and not withdrawn by the end of such 90 day period, the Permitted Bid must be extended for a further period of 10 Business Days to allow initially disapproving shareholders to deposit their shares if they so, choose.

               A potential Offeror does not have to make a Permitted Bid. It can negotiate with, and obtain the prior approval of, the Board to make a bid pursuant to a take-over bid circular on terms which the Board considers fair to all shareholders. In such circumstances, the Board may waive the application of the Rights Plan to the transaction, thereby allowing such bid to proceed without dilution of the Offeror.

               Under the Rights Agreement, a Flip-in Event is a transaction in which any Person becomes an Acquiring Person. Except as set out below, from and after the close of business on the eighth trading day following the Stock Acquisition Date:

               (a) any Rights Beneficially Owned by the Acquiring Person and Affiliates, Associates and Transferees of the Acquiring Person or any Person acting jointly or in concert with the Acquiring Person will become void; and

               (b) each Right (other than Rights which are void) will entitle the holder thereof to purchase that number of Common Shares having an aggregate Market Price on the date of consummation or occurrence of such Flip-In Event equal to twice the Exercise Price for an amount in cash equal to the Exercise Price.

               Accordingly, a Flip-in Event that is not approved by the Board will result in significant dilution to an Acquiring Person. The Board may at any time prior to the occurrence of a Flip-in Event, elect to redeem all of the outstanding Rights at a redemption price of CDN$0.0001 per Right.

               The Corporation may, from time to time, supplement or amend the Rights Agreement to correct clerical or typographical errors or to maintain the validity of the Rights Agreement as a result of a change in law. All other amendments to the Rights Agreement after the Meeting require shareholder approval.

          Canadian Federal Income Tax Consequences

               The Corporation will not include any amount in income for the purposes of the Income Tax Act, Canada as a result of the issue of the Rights. A right to acquire additional shares of the Corporation granted to a shareholder does not constitute a taxable benefit to the recipient that must be included in income or that is subject to non-resident withholding tax if all holders of Common Shares are granted the right. A Right was issued in respect of each Common Share outstanding at the Record Time. Therefore, holders of Common Shares should not have an income inclusion or liability for non-resident withholding tax upon the issuance of the Rights. In any event, the Corporation considers that the Rights have a negligible monetary value because the Corporation is not aware of any acquisition or take-over bid which give rise to a Flip-in Event and there is only a remote possibility that the Rights will be exercised.

               Although a holder of a Right may have income or may be subject to non-resident withholding tax if the Rights become exercisable, and are exercised or redeemed, the Corporation considers the likelihood of such an event occurring to be remote.

               SHAREHOLDERS WHO ARE RESIDENT OF A JURISDICTION OTHER THAN CANADA SHOULD CONSULT THEIR OWN TAX ADVISERS FOR APPLICABLE INCOME TAX CONSEQUENCES OF THE ISSUANCE OF THE RIGHTS.

          Shareholders' Approval

               The resolution approving the Rights Plan requires confirmation by a majority of the votes cast thereon at the Meeting.

               The text of the resolution to be submitted to shareholders is set forth below.

          NOW THEREFORE BE IT RESOLVED THAT:

          1. The shareholder rights plan adopted by the board of directors of the Corporation on April 9, 1998 (the "Rights Plan") as well as the issuance of rights thereunder be and the same is hereby approved.

          2. Any one director or officer of the Corporation be and he is hereby authorized and directed to do all such acts and things and to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances as in his opinion may be necessary or desirable to give effect to this resolution.

          APPROVAL OF PRIVATE PLACEMENTS [PROPOSAL 5]
          ------------------------------

               In order for the Corporation to raise funds to expand its business services, the Corporation may require further funding which would be raised pursuant to one or more private placements.

               Shareholders are being asked to approve a resolution authorizing the Board to enter into one or more private placements in the 12 month period following the Meeting to issue additional securities to subscribers who are at arm's length to the Corporation. Pursuant to the rules adopted by the TSE (and in particular, paragraph 620 of the TSE Company Manual) shareholder approval is required for issuances of securities by private placement of more than 25 % of the number of shares which are currently outstanding (on a non-diluted basis) in any six month period. Accordingly, it is prudent to have authority for such private placements at the present time to save the time and expense of seeking shareholder approval at future special meetings of shareholders;

               It is not the intention of management to issue the entire number of securities authorized pursuant to the proposed resolution. Private placements will be negotiated only if management believes the subscription price is reasonable in the circumstances and if funds are required by the Corporation to expand its activities. The issuance of securities pursuant to these private placements will not materially affect control of the Corporation. Each such private placement will be made in accordance with applicable laws and rules of the TSE, which require the approval of the TSE prior to completion of each individual private placement. These rules provide that private placements must be priced at the closing price of the common shares on the day of the notice of private placement, subject to prescribed discounts.

               Warrants may accompany common shares issued under the private placement, where such warrants are priced at or above market and do not exceed the number of common shares issued under the private placement.

               The Nasdaq rules requiring shareholder approval of certain private placements by Nasdaq National Market issuers, such as the Corporation, apply only on a transaction specific basis. Therefore, approval of this proposal will not also constitute approval of those future private placements by the Corporation which are subject to Nasdaq shareholder approval rules.

               Shareholders are being asked to pass a resolution authorizing additional private placements which would take place within one year of the date of this Circular. Such future private placements will be subject to the following terms:

          1. All of the private placement financings will be carried out in accordance with the guidelines-of the TSE and specifically in accordance with paragraphs 619 and 622 of the Manual, copies of which are annexed hereto as Schedule "B".

          2. Such future private placements would not result in additional shares of the Corporation being issued in an amount exceeding the current number of issued and outstanding shares (in the aggregate) of the Corporation.

          3. Any of the future private placements would be substantially at arm's length and would not materially affect control of the Corporation.

               The resolution approving future private placements requires confirmation by a majority of the votes cast thereon at the Meeting.

               The text of the resolution to be submitted to shareholders is set forth below.

          NOW THEREFORE BE IT RESOLVED THAT:

          1. The directors of the Corporation be and they are hereby authorized and directed to arrange from time to time, additional private placements in the capital of the Corporation, subject to the following terms:

               (a) All private placement financings will be carried out by the Corporation in accordance with the guidelines of The Toronto Stock Exchange and specifically paragraphs 619 and 622 of The Toronto Stock Exchange Company Manual.

               (b) The future private placements will not result in additional shares of the Corporation being issued in an amount exceeding the current number of issued and outstanding shares in the aggregate of the Corporation (i.e. 21,644,856 common shares).

               (c) Any of the future private placements would be substantially at arm's length and would not materially affect control of the Corporation.

          2. Any one director or officer of the Corporation be and he is hereby authorized and directed to execute and deliver under the corporate seal or otherwise all such deeds, documents, instruments and assurances and to do all such acts and things as in his opinion may be necessary or desirable to give effect to this resolution.

          SHAREHOLDER PROPOSALS
          ---------------------

               December 21, 1998 is the date by which proposals of shareholders pursuant to the Securities and Exchange Commission proxy rules intended to be presented at the 1999 Annual and Special Meeting of shareholders must be received by the Corporation for inclusion in the Corporation's management information circular relating to the 1999 Meeting.

          EXPENSES OF SOLICITATION
          ------------------------

               The total cost of this solicitation will be borne by the Corporation. In addition to use of the mails, proxies may be solicited by officers and regular employees of the Corporation personally and by telephone or facsimile. The Corporation may reimburse persons holding shares in their own names or in the names of the nominees for expenses they incur in obtaining instructions from beneficial owners of such shares.

          OTHER MATTERS
          -------------

               A copy of the Annual Report of the Corporation for the fiscal year ended November 30, 1997 including financial statements, is enclosed herewith. THE CORPORATION WILL PROVIDE WITHOUT CHARGE TO ANY PERSON SOLICITED HEREBY, UPON THE WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED NOVEMBER 30, 1997 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH REQUESTS SHOULD BE DIRECTED TO DAVID L. NORRIS, CHIEF ADMINISTRATIVE OFFICER OF THE CORPORATION, AT 11011 JONES ROAD, HOUSTON, TEXAS 77070.

               The Board knows of no other business to be presented at the Meeting, but if other matters do properly come before the Meeting, it is intended that the persons named in the proxy will vote on such matters in accordance with their best judgment.


          DIRECTORS' APPROVAL
          -------------------

               The contents of this Circular and the sending thereof have been approved by the Board.


                                       By order of the board of directors

                                        /s/ Michael E. McGinnis
                                       -----------------------------------
                                       Michael E. McGinnis
                                       Chairman of the Board,
                                       President and Chief Executive Officer


          April 20, 1998

                                     SCHEDULE "B"

          PRICE

          619. The Exchange will not accept an issuance of securities by way of private placement unless all of the following conditions are met: (For the purposes of this Section, a private placement of unlisted convertible securities shall be deemed to be a private placement of the underlying listed securities at a price equal to the lowest possible conversion price.)

               (a) The listed company must give the Exchange's Listings & Distributions Division written notice of the proposed private placement. The notice should be in the form of a Notice of a Proposed Private Placement (APPENDIX D-29 TO D-31), accompanied by a covering letter. The date on which notice shall be deemed to be given (the "Date of Notice") shall be, in the case of a notice that is mailed, the date on which the notice is deposited in a post office or public letter box. During periods of postal disruption, listed companies shall be expected to use alternative means of effecting prompt delivery.

               (b) The price per security must be lower than the closing market price of the security on The Toronto Stock Exchange on the trading day prior to the Date of Notice (the "Market Price"), less the applicable discount as follows:

                         MARKET PRICE MAXIMUM DISCOUNT THEREFROM

                         $0.50 or less  25%
                         $0.51 to $2.00 20%
                         Above $2.00    15%

               (c) Subject to paragraph (e), within 30 days from the Date of Notice, the listed company must file with the Exchange's Listings & Distributions Division a Private Placement Questionnaire and Undertaking (Form P1 - Appendix D-2 and D-3) completed by each proposed purchaser, and all other documentation requested by the Exchange.

               (d) The transaction must not close and the securities must not be issued prior to acceptance thereof by the Exchange and, subject to paragraph (e), not later than 45 days from the Date of Notice.

               (e)  An extension of the time period prescribed in paragraph
                    (c) or (d) may be granted in justifiable circumstances, provided that a written request for an extension is filed with the Exchange's Listings & Distributions Division in advance of the expiry of the 30-day or 45-day period, as the case may be.

               (f) The listed company must give the Exchange immediate notice in writing of the closing of the transaction.

          WARRANTS

          622. Warrants to purchase listed securities may be issued to a private placement purchaser if:

               (a) the listed company satisfies the Exchange that the warrants and the provisions attaching to them are essential to the proposed financing; and

               (b)  all of the following conditions are met:

                    (i) If the securities purchased initially by the private places are listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number of securities purchased initially. If the securities purchased initially are convertible into listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number of securities issuable upon conversion of the securities purchased initially. If the securities purchased initially are neither listed securities nor convertible into listed securities, the warrants must not entitle the holder to purchase a greater number of listed securities than the number obtained by dividing the initial proceeds of the private placement by the Market Price per security as defined in
                         Section 619.

                    (ii) The warrant exercise price must not be less than
                         the Market Price, as defined in Section 619 (i.e. with no discount). The procedure set out in paragraphs (a), (c), (d), (e) and (f) of Section 619 must be followed in this regard, the "price" being the warrant exercise price for this purpose.

                    (iii) The warrants must be exercisable during a period not extending beyond five years from the date of the closing of the private placement transaction.

                      FORM OF PROXY SOLICITED BY THE MANAGEMENT
                             OF AMERICAN ECO CORPORATION
                       FOR USE AT AN ANNUAL AND SPECIAL MEETING
                            OF SHAREHOLDERS TO BE HELD ON
                                THURSDAY, MAY 28, 1998

          The undersigned shareholder of AMERICAN ECO CORPORATION (the "Corporation") hereby appoints David L. Norris, the Senior Vice-President and Chief Administrative Officer of the Corporation or Michael E. McGinnis, the Chairman, President and Chief Executive Officer of the Corporation, or in lieu of the
          foregoing,                           to attend and vote on behalf
          of        ---------------------------
          the undersigned at the Annual and Special Meeting of Shareholders of the Corporation to be held on the 28th day of May, 1998 and at any adjournments thereof.

          The undersigned specifies that all of the voting shares owned by him and represented by this form of proxy shall be:

          (1)  VOTED FOR                (     )
               WITHHELD FROM VOTING     (     )
               in respect of the election of all nominees;
               Barry Cracower, William A. Dimma, Hon. Donald R. Getty, Michael E. McGinnis, J. C. Pennie and Francis J. Sorg, Jr.;


               ----------------------------------------
               (Instruction: to withhold authority to vote for any nominee or nominees, write such nominee's name on the space provided above.)

          (2)  VOTED FOR                (     )
               WITHHELD FROM VOTING     (     )
               in respect of the appointment of auditors and authorizing the directors to fix their remuneration;

          (3)  VOTED FOR           (     )
               AGAINST             (     )
               the approval of an amendment to the Corporation's stock option plan;

          (4)  VOTED FOR           (     )
               AGAINST             (     )
               the approval and confirmation of a shareholder rights plan;

          (5)  VOTED FOR           (     )
               AGAINST             (     )
               the approval of the issuance of additional common shares in the capital of the Corporation by way of private placements, as may be deemed necessary by the directors, from time to time; and

          (6) VOTED on such other business as may properly come before the Meeting or any adjournments thereof;

          hereby revoking any proxy previously given.

          D A T E D  this ________ day of ___________, 1998.


          ------------------------------------------------
          SIGNATURE OF SHAREHOLDER


          ------------------------------------------------
          NAME OF SHAREHOLDER (PLEASE PRINT)

          IF ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING ARE PROPOSED AT THE MEETING OR ANY ADJOURNMENTS THEREOF OR IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE ON SUCH AMENDMENTS OR VARIATIONS ON SUCH OTHER MATTERS ACCORDING TO THE BEST JUDGEMENT OF THE PERSON VOTING THE PROXY AT THE MEETING OR ANY ADJOURNMENTS THEREOF.


          Notes:

          1. This form of proxy must be dated and signed by the appointor or his attorney authorized in writing or, if the appointor is a body corporate, this form of proxy must be executed by an officer or attorney thereof duly authorized.

          2. A SHAREHOLDER HAS THE RIGHT TO APPOINT A PERSON (WHO NEED NOT BE A SHAREHOLDER) TO ATTEND AND ACT FOR HIM AND ON HIS BEHALF AT THE MEETING OR ANY ADJOURNMENTS THEREOF OTHER THAN THE PERSONS DESIGNATED IN THE ENCLOSED FORM OF PROXY. SUCH RIGHT MAY BE EXERCISED BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED THEREIN AND BY INSERTING IN THE BLANK SPACE PROVIDED FOR THAT PURPOSE THE NAME OF THE DESIRED PERSON OR BY COMPLETING ANOTHER FORM OF PROXY AND, IN EITHER CASE, DELIVERING THE COMPLETED AND EXECUTED PROXY TO THE REGISTERED OFFICE OF THE CORPORATION OR ITS TRANSFER AGENT PRIOR TO THE CLOSE OF BUSINESS ON THE SECOND BUSINESS DAY PRECEDING THE DAY OF THE MEETING OR ANY ADJOURNMENTS THEREOF.

          3. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS OF THE SHAREHOLDER ON ANY BALLOT THAT MAY BE CALLED FOR AND SUBJECT TO SECTION 114 OF THE BUSINESS CORPORATIONS ACT, ONTARIO WHERE A CHOICE IS SPECIFIED, THE SHARES SHALL BE VOTED ACCORDINGLY AND WHERE NO CHOICE IS SPECIFIED, THE SHARES SHALL BE VOTED FOR THE MATTERS REFERRED TO IN ITEMS (3),
          (4) AND (5). WHERE NO SPECIFICATION IS MADE TO VOTE OR WITHHOLD FROM VOTING IN RESPECT OF THE ELECTION OF DIRECTORS OR THE APPOINTMENT OF AUDITORS, THE SHARES WILL BE VOTED FOR.

          4. Proxies to be used at the Meeting or any adjournments thereof must be received at the registered office of the Corporation or its transfer agent prior to the close of business on the second business day preceding the day of the Meeting or any adjournments thereof.

          5. Please date the proxy. If not dated, the proxy shall be deemed to be dated on the date on which it is mailed.

          6.   This proxy ceases to be valid one year from its date.

          7. If your address as shown is incorrect, please give your correct address when returning this proxy.

          PLEASE RETURN THE FORM OF PROXY,
          IN THE ENVELOPE PROVIDED FOR
          THAT PURPOSE TO:

                              THE CIBC MELLON TRUST COMPANY
                              200 Queen's Quay East
                              Unit 6
                              Toronto, Ontario
                              M5A 4K9

                              Attention:  Proxy Department
                              Fax No.:  (416) 368-2502